UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2005 (May 13, 2005)

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Quovadx, Inc., a Delaware corporation (the “Registrant”), has determined that its Rogue Wave Software division, in an effort to expand its reach into the broad community of professional developers, will augment its existing commercially licensed products with open-source licenses for select products and components. The first proposed Rogue Wave® open source offering is its C++ Standard Library (StdLib) implementation. Registrant’s Rogue Wave Software division is currently in the process of proposing a donation of this technology to the Apache Software Foundation. The StdLib technology will continue to be bundled and supported as part of Rogue Wave Software’s commercial SourcePro® product line. In addition, the division is proposing a donation of a portion of its LEIF Data Tier technology to the Apache XmlBeans project, with the goal of evolving this technology into a C++ compatible version of the existing XmlBeans Java project.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: May 13, 2005	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Secretary